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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

          000-24743                                          31-1455913
   (Commission File Number)                                 (IRS Employer
                                                          Identification No.)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On February 16, 2006, Buffalo Wild Wings, Inc. increased its Board from six to seven members and elected Michael P. Johnson as an additional director. Mr. Johnson was also appointed to be a member of the Board's Audit and Compensation Committees. Mr. Johnson will be compensated for his services on the Board according to the current Board compensation arrangements, which included a fully vested restricted stock grant of 849 shares of the Company's Common Stock on the date of his election.

     Mr. Johnson currently serves as Senior Vice President and Chief Administrative Officer of The Williams Companies, Inc., a publicly-held natural gas producer, processor and transporter, having joined The Williams Companies in 1998. From 1991 to 1998, Mr. Johnson served in various officer level positions for Amoco Corporation, most recently as Vice President of Human Resources. Mr. Johnson serves on the Board of Directors of QuikTrip Corporation.

     Mr. Johnson was not elected pursuant to any arrangement or understanding between Mr. Johnson and any other person. There is not currently, nor has there been since the beginning of the Company's last fiscal year, any transaction with the Company in which Mr. Johnson has or had a direct or indirect material interest.



Item 9.01   Financial Statements and Exhibits.

            (a) Financial statements: None.

            (b) Pro forma financial information: None.

            (c) Shell company transactions: None.

            (d) Exhibits:

                99.1     Press Release dated February 23, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 2006

                                    BUFFALO WILD WINGS, INC.


                                    By   /s/ James M. Schmidt
                                      ------------------------------------------
                                      James M. Schmidt, Senior Vice
                                      President, General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
February 16, 2006                                                      000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.      ITEM

   99.1          Press Release dated February 23, 2006




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